Exhibit 99.1

Press Release

ON Semiconductor to Close its Wafer Manufacturing Facility

in Aizu, Japan

Planned closure is part of the company’s ongoing strategy to streamline operations, migrate production to large, high-volume fabs, and invest in more advanced wafer technologies

PHOENIX, Ariz. – Oct. 16, 2011 (AIZU, Japan – Oct. 17 - JST) – ON Semiconductor (Nasdaq: ONNN), a premier supplier of high performance silicon solutions for energy efficient electronics, today announced plans to close its wafer manufacturing facility located in Aizu, Japan, by the end of June 2012. This closure is part of the company’s overall drive for operational efficiencies and is in line with an ongoing strategy aimed at migrating in-house production to large, high volume fabs, and investing in more advanced wafer technologies.

“It is vital to the growth of the company that our manufacturing technologies keep pace with the advancing needs of our customers, and that our operations remain competitive,” said Keith Jackson, president and CEO of ON Semiconductor. “The Aizu facility and its dedicated employees have been a valuable asset to the company, producing quality products. The 6-inch Aizu fab, however, is among our smaller volume wafer manufacturing facilities and the products we manufacture there can be produced at other fabs – including some 8-inch production facilities – that will provide better long term manufacturing efficiencies.”

The closure of the Aizu facility is expected to result in the elimination of approximately 197 full time and 94 contract jobs currently held by workers at the Aizu site. All Aizu products are expected to be fully transferred for production by early 2012. ON Semiconductor teams will begin working closely with customers whose products are produced at the Aizu facility to better enable a smooth transition and uninterrupted product delivery.

“The closure of our Aizu facility is another step forward in the company’s transformation of its manufacturing network,” said John Nelson, executive vice president and chief operating officer for ON Semiconductor. “The majority of Aizu’s production will be transferred to company-owned fabs and most of the products currently produced at the 6-inch Aizu fab will be transferred to 8-inch wafer production. Among the expected benefits for both the company and our customers will be higher yields and lower defect rates resulting from the use of newer 8-inch production equipment.”

“By 2013, following the closure of Aizu and the planned consolidation of SANYO’s Japan-based manufacturing operations, we anticipate that ON Semiconductor’s front-end manufacturing footprint will be reduced from nine company-owned sites to six sites,” said Nelson. “Yet, with the consolidations and expansion investments we have underway, we expect that our available production capacity in 2013 will be greater than our current capacity. Additionally, our manufacturing infrastructure will enable us to continue to expand to meet our customers’ needs.”

m o r e

ON Semiconductor to Close its Wafer Manufacturing Facility in Aizu, Japan

Financially, the Aizu closure is expected to result in total cash charges of approximately $20 to $25 million beginning in fourth quarter of 2011. Once the Aizu facility has closed, the company expects to save a total of approximately $8 million per quarter, with the full benefits seen beginning in the fourth quarter of 2012. ON Semiconductor will provide additional details regarding the anticipated financial impact of the closure of its Aizu facility during its third quarter financial earnings call, to be held the first week of November.

About Aizu

The 21-acre Aizu campus includes a 203,700 square foot building that houses a 6-inch wafer manufacturing facility. The fab currently produces some of the company’s high voltage integrated circuits (ICs) and power management devices used for a variety of electronics applications. Fab operations at Aizu were obtained from Motorola when ON Semiconductor spun-off to become an independent company in 1999.

About ON Semiconductor

ON Semiconductor (Nasdaq: ONNN) is a premier supplier of high performance silicon solutions for energy efficient electronics. The company’s broad portfolio of power and signal management, logic, discrete and custom devices helps customers efficiently solve their design challenges in automotive, communications, computing, consumer, industrial, LED lighting, medical, military/aerospace and power applications. ON Semiconductor operates a world-class, value-added supply chain and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe, and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

###

ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its Web site in this news release, such information on the Web site is not to be incorporated herein.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor Corporation and its consolidated subsidiaries. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on information available to us as of the date of this release, our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are the ability to achieve the anticipated benefits of moving to large, high volume fabs; our ability to maintain comparable production capacity despite a reduction in our front end manufacturing footprint; our ability to achieve expected savings relating to the facility closure and the timing of any such savings; our revenues and operating performance; poor economic conditions and markets (including current credit and financial conditions); effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; the availability of raw materials, electricity, gas, water and other supply chain uncertainties; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; competitors’ actions including the adverse impact of competitive product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings from restructurings and synergies; significant litigation; risks associated with decisions to expend cash reserves for various uses such as debt prepayment or acquisitions rather than to retain such cash for future needs; risks associated with acquisitions and

ON Semiconductor to Close its Wafer Manufacturing Facility in Aizu, Japan

dispositions (including from integrating and consolidating, and timely filing financial information with the Securities and Exchange Commission - for, recently acquired businesses, such as SANYO Semiconductor, and difficulties encountered in accurately predicting the future financial performance of recently acquired businesses, such as SANYO Semiconductor); risks associated with our substantial leverage and restrictive covenants in our debt agreements from time to time; risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters such as the flooding in Thailand or the Japan earthquake and tsunami affecting our operations and finances/financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); or risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K for the period ended December 31, 2010, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the Securities and Exchange Commission. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

###

Contacts

Anne Spitza	Ken Rizvi
Corporate Communications	Vice President: M&A, Treasury, Investor Relations
ON Semiconductor	ON Semiconductor
(602) 244-6398	(602) 244-3437
anne.spitza@onsemi.com	ken.rizvi@onsemi.com